UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 30, 2025

AmpliTech Group, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-40069	27-4566352
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 Plant Avenue, Hauppauge, NY	11788
(Address of Principal Executive Offices)	(Zip Code)

(631)-521-7831

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AMPG	The Nasdaq Stock Market LLC
Warrants to Purchase Common Stock	AMPGW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The information contained below in Item 8.01 is incorporated by reference into this Item 1.01.

On October 30, 2025, AmpliTech Group, Inc. (the “Company”) entered into a dealer manager agreement (the “Dealer Manager Agreement”) with Moody Capital Solutions, Inc. (the “Dealer-Manager”) in connection with a Rights Offering pursuant to which the Company will distribute to the holders of record of its common stock, $0.001 par value (“Common Stock”) and certain eligible warrantholders who have contractual rights to participate in the Rights Offering, at no charge, two transferable unit subscription rights (the “Unit Subscription Rights”) for each share of the Company’s Common Stock beneficially owned or subject to eligible warrants as of November 10, 2025. Each Unit Subscription Right entitles the registered holder to purchase a Unit with each Unit consisting of one share of Common Stock, one Series A Right to purchase one share of Common Stock at an exercise price of $5.00 (the “Series A Right”) and one Series B Right to purchase one share of Common Stock at an exercise price of $6.00 (the Series B Right, and together with the Series A Right, the “Series Rights”), subject to the maximum Unit issuance limitation of 8,000,000 in the aggregate and potential pro-rata adjustments. Record Holders who fully exercise their Unit Subscription Rights will be entitled to subscribe, subject to certain limitations and subject to potential pro-rata adjustment, for additional Units covered by any unexercised Unit Subscription Rights.

We have agreed to pay the Dealer-Manager a cash fee equal to 7.0% of the proceeds of the Rights Offering from the exercise of the Unit Subscription Rights and the Series Rights; provided however, if the aggregate subscription proceeds equal more than $10 million but less than $20 million, we have agreed to pay the Dealer-Manager a cash fee equal to 6.0%; provided further, if the aggregate subscription proceeds equal less than $10 million, we have agreed to pay the Dealer-Manager a cash fee equal to 5.0%. We also paid the Dealer-Manager an out-of-pocket accountable expense allowance of $35,000.

The foregoing description of the Dealer Manager Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Dealer Manager Agreement filed with this report as Exhibit 1.1 and incorporated herein by reference.

In connection with the Rights Offering, the Company entered into a Subscription Agent and Rights Agent Agreement, dated October 30, 2025, with VStock Transfer, LLC (“Subscription Agent Agreement”) to provide subscription agent services for the Unit Subscription Rights and Series Rights with respect to the Rights Offering.

The foregoing description is only a summary of the Subscription Agent Agreement and is qualified in its entirety by reference to the text of the Subscription Agent Agreement filed with this report as Exhibit 10.1 and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

On October 30, 2025, the Company issued a press release announcing the Rights Offering described below in Item 8.01. A copy of the press release is attached as Exhibit 99.9 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.9 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

On October 30, 2025, the Company announced a rights offering (the “Rights Offering”), pursuant to which the Company will distribute to holders of record of its Common Stock and certain eligible warrantholders who have contractual rights to participate in Rights Offering as of November 10, 2025 (the “Record Date Holders”), transferable subscription rights (the “Unit Subscription Rights”) to subscribe for and purchase up to a maximum aggregate of 8,000,000 units (the “Units”), at a fixed subscription price equal to $4.00 per Unit. Each Unit will consist of one share of Common Stock, one series A right to purchase one share of Common Stock for $5.00 (a “Series A Right”) and one series B right to purchase one share of Common Stock for $6.00 (a “Series B Right” and, collectively with the Series A Right, the “Series Rights”). The Common Stock and the Series Rights comprising the Units may only be purchased as a Unit but will be issued separately. Subject to extension of the expiration date, the Rights Offering will terminate on December 10, 2025.

Copies of the prospectus and the related prospectus supplement will be mailed to Record Date Holders as of November 10, 2025 (the “Record Date”), beginning on or about November 11, 2025, and can also be accessed through the SEC’s website at www.sec.gov or be obtained from the information agent, Mackenzie Partners Inc., by calling (800) 322-2885 (toll-free) or (212) 929-5500 (broker-dealers and nominees). Additional information regarding the Rights Offering is set forth in the prospectus and the related prospectus supplement.

The Rights Offering is being made pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-288863) (the “Registration Statement”), the prospectus forming a part of the Registration Statement and the prospectus supplement relating the Rights Offering filed with the SEC on October 30, 2025 (the “Prospectus Supplement”).

In connection with the Rights Offering, the Company is filing certain ancillary documents as Exhibits 1.1, 4.1, 4.2, 4.3, 5.1, 10.1, 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, 99.7, and 99.8, to this Current Report on Form 8-K for the purpose of incorporating such items by reference as exhibits to the Registration Statement.

Forward Looking Statements

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Rights Offering, the timing thereof, the Company’s ability to complete the Rights Offering on the expected terms or at all, and other information and statements that are not historical fact. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. All forward-looking statements speak only as of the date of this Current Report, and unless legally required, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Please refer to the Company’s filings with the SEC, including its most recently filed Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Report on Form 8-K, for additional information about the risks and uncertainties related to the Company’s business that may affect the forward-looking statements made in this Current Report.

Not a Solicitation

This Current Report does not constitute an offer to sell or a solicitation of an offer to buy the securities described above, and shall not constitute an offer, solicitation or sale, nor shall there be any sale of such securities of the Company in any state or other jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Dealer-Manager Agreement
4.1	Form of Transferable Unit Subscription Right Certificate
4.2	Form of Transferable Series A Rights Certificate
4.3	Form of Transferable Series B Rights Certificate
5.1	Opinion of Lewis Brisbois Bisgaard & Smith LLP
10.1	Subscription Agent and Rights Agent Agreement
99.1	Form of Instructions as to Use of Transferable Unit Subscription Rights Certificate
99.2	Form of Instructions as to Use of Series Rights Certificates
99.3	Form of Letter to Stockholders and Certain Eligible Warrantholders Who Are Record Holders
99.4	Form of Letter to Brokers and Other Nominee Holders
99.5	Form of Broker Letter to Clients Who are Beneficial Holders
99.6	Form of Beneficial Owner Election Form
99.7	Form of Nominee Holder Certificates
99.8	Form of Notice of Important Tax Information
99.9	Press Release dated October 30, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPLITECH GROUP INC.

Date: October 30, 2025	By:	/s/ Fawad Maqbool
	Name:	Fawad Maqbool
	Title:	Chief Executive Officer